UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

          Current  Report  Pursuant  to  Section  13  or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) October 14, 2010



                     ENVIRONMENTAL SOLUTIONS WORLDWIDE, INC
                     --------------------------------------
              (EXACT NAME OF COMPANY AS SPECIFIED IN ITS CHARTER)


        FLORIDA                         000-30392                13-4172059
        -------                         ---------                ----------
(STATE OR OTHER JURISDICTION)     (COMMISSION FILE NUMBER)     (I.R.S. EMPLOYER
      OF INCORPORATION)                                         IDENTIFICATION)


             335 CONNIE CRESCENT, CONCORD, ONTARIO, CANADA L4K 5R2
             -----------------------------------------------------

              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (905) 695-4142
                                                           --------------

                                      N/A
                                      ---

         (Former name or former address, if changed since last report)

|_| Written communication pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 40.13e-4(c))






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ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS.

     Effective October 14, 2010, the Company's Board of directors ratified certain corporate action approved by the written consent of a majority of the Company's shareholders pursuant to a Definitive Information Statement on Schedule 14C that the Company filed with the Securities and Exchange Commission on September 3, 2010 (the "Definitive Information Statement") and distributed to shareholders of record.

     Five (5) directors who were nominated to stand for reelection, Messrs. Elbert O. Hand, Nitin Amersey, John Dunlap, III, David Johnson and Bengt Odner were re-elected as directors of the Company. Messrs. Michael Albanese and Joey Schwartz who previously served as board members were not nominated and did not stand for re-election and have no disputes or disagreements with the Company.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

     Effective October 14, 2010, the Board of Directors ratified an amendment to the Company's articles of incorporation approved by a majority of the Company's shareholders pursuant to the Definitive Information Statement whereby the Company will proceed to file an amendment to its articles of incorporation increasing its authorized shares of Common Stock, par value $0.001 from 125,000,000 to 250,000,000 shares.

ITEM 8.01 OTHER EVENTS.

     Further, effective October 14, 2010, pursuant to the Definitive Information Statement, the Company's 2010 Stock Incentive Plan capitalized at 5,000,000 shares of Common Stock was ratified and adopted by the Board of Directors.

     Additionally, effective October 14, 2010 pursuant to the Definitive Information Statement, the firm of MSCM LLP was ratified to serve as the Company's independent auditors for the Fiscal Year ending December 31, 2010.

                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     ENVIRONMENTAL SOLUTIONS WORLDWIDE INC.

Date: October 20, 2010
                                  By: /s/ David J. Johnson
                                      --------------------
                                      President and Chief Executive Officer